                                  Exhibit 10.1

---------------------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                            Statement to Noteholders
=================================================================================================================================
Revolving Home Equity       LIBOR:                            5.53547%      Current Collection Period:      12-1-98 thru 12-31-98
Loan
Asset-Backed Certificates   Margin:                           0.20000%      P&S Agreement Date:                     3/1/98
series 1998-1               Class A Certificate Rate:         5.73547%      Original Closing Date:                 3/25/98
                            Class S  Certificate Rate:        1.25000%      Distribution Date:                     1/15/99
                            Interest Period 12/15/98 thru        31         Record Date:                           1/14/99
                            01/14/99:
                            Weighted Average Loan Rate:      10.74033%      Investor Floating Allocation %:      97.99963%

                            Weighted Average Net Loan Rate:  10.06283%      Investor Fixed Allocation %:         98.00000%

                            Maximum Rate:                    10.06283%      Pool Factor:                        98.9703368%
==================================================================================================================================

BALANCES
          Beginning Pool                                                                                      195,493,612.87
          Balance
          Beginning Invested Amount                                                                           191,584,000.00
          Beginning Class A Note Balance  -- CUSIP 422093AC8                                                  189,611,329.96
          Beginning Class S Note Balance (National Amount) --  CUSIP 422093AD6                                189,611,329.96

          Ending Pool Balance                                                                                 186,565,412.43
          Ending Invested Amount                                                                              191,584,000.00
          Certificateholders Subordinated Balance (TSA)                                                         3,910,620.04
          Ending Class A Note Balance -- CUSIP 422093AC8                                                      189,611,329.96
          Ending Class S Note Balance (Notional Amount) -- CUSIP                                              189,611,329.96
          422093AD6

          Additional Balances                                                                                   3,807,662.85

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                             0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                          0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                              0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                           0.00
          Number of all Subsequent Mortgage Loans (Current Date)                                                         147
          Subsequent Mortgage Loan Asset Balance (Current Date)                                                 8,912,676.23
          Cumulative Number of all Subsequent Mortgage Loans                                                            2140
          Cumulative Subsequent Mortgage Loan Asset Balance                                                    81,188,821.95

          Beginning Loan Count                                                                                         5,339
          Ending Loan Count                                                                                            5,101

DISTRIBUTION AMOUNTS
          Total Investor
          Noteholders Distribution Amount                                                                       1,140,562.55


          Class A Note Interest                                                                                   936,467.03
          Unpaid Class A Note Interest Shortfall (current cycle)                                                        0.00

          Investor Loss Amount                                                                                          0.00
          Previous Investor Loss Amount                                                                                 0.00
          Accelerated Principal                                                                                         0.00
          Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)
          Scheduled Principal                                                                                           0.00
          Collection Payment

          Total Class A Note Distribution--CUSIP                                                                  936,467.03

          Class S Note Interest                                                                                   204,095.53
          Unpaid Class S Note Interest Shortfall (current cycle)                                                        0.00
          Total Class S Note Distribution--CUSIP                                                                  204,095.53

LOSSES/RETRANSFERS
          Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                      0.00
          Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                      0.00
          Interest Earned on Shortfall @ applicable Certificate Rate                                                    0.00
          Investor Loss Reduction Amount (From Previous Distributions                                                   0.00

DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
          Total Class A Note Distribution Amount Allocable to                                                      4.8880231
          Interest
          Total Class S Note Distribution Amount Allocable to                                                      1.0653057
          Interest
          Unpaid Noteholders Interest Shortfall Included in Current Distribution                                   0.0000000
          Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)                   0.0000000

          Total Class A Note Distribution Amount Allocable to Principal                                            0.0000000
          Scheduled Principal Collections Payment                                                                  0.0000000
          Accelerated Principal Distribution Amount                                                                0.0000000

          Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                              0.0000000
          Investor Loss Reduction Amounts after Current Distribution (carryover)                                   0.0000000


          Total Amount Distributed to to Class A Noteholder                                                        4.8880231
          Total Amount Distributed to Class S Noteholder                                                           1.0653057
          Total Amount Distributed to Noteholders                                                                  5.9533289

          Credit Enhancement Draw Amount                                                                                0.00


          Class A Service Fee                                                                                      79,004.72

DELINQUENCIES/FORECLOSURES
          Number of Mortgages 31 to 60 Days Delinquent                                                                    57
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                    2,020,457.82
          Number of Mortgages 61 to 90 Days Delinquent                                                                     6
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                      155,716.89
          Number of Mortgages 91 to 180 or more Days Delinquent                                                            5
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                             242,622.01
          Number of Mortgages 181 or more Days Delinquent                                                                  3
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                   235,921.21
          Number of Mortgage Loans in Foreclosure                                                                         10
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                           303,956.50

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                     0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current                                               0.00
          Month

          Class A Rate for next Distribution             LIBOR   5.00000%                                           5.20000%
==============================================================================================================================
          Spread Account Balance:
                                                                                                                  892,917.19
          Spread Account Transfer to Collection Account:                                                                0.00

------------------------------------------------------------------------------------------------------------------------------------
                                                  SERVICING CERTIFICATE
HEADLANDS
MORTGAGE
====================================================================================================================================

Revolving Home Equity Loan  LIBOR:                                   5.53547%  Current Collection Period:      12-1-98 thru 12-31-98

Asset-Backed Certificates   Margin:                                  0.20000%  S&S Agreement Date:                   3/1/98
Series 1998-1               Class A  Certificate Rate:               5.73547%  Original Closing Date:                3/25/98
                            Class S  Certificate Rate:               1.25000%  Distribution Date:                    1/15/99
                            Interest Period 12/15/98 thru 01/14/99:       31   Record Date:                          1/14/99
                            Weighted Average Loan Rate:             10.74033%  Pool Factor:                          98.9703368%
                            Weighted Average Net Loan Rate:         10.06283%  Investor Floating Allocation %:IFAP   97.99963%
                                                                               Investor Fixed Allocation %:          98.00000%
                            Maximum Rate:                           10.06283%  Beginning Transferor Interest         2.00000%
                            Servicing Fee Rate:                      0.50000%  Spread Account Maximum 3%:            5,864,838.60
                            Premium Fee Rate:                        0.17000%  Required Overcollaterialization       1,466,209.65
                                                                               Amt:
                            Trustee Fee                              0.00750%  Certificateholders Subordinated Amt   3,910,620.04
===================================================================================================================================

BALANCES
               Beginning Pool Balance                                                                           195,493,612.87
               Beginning Invested Amount                                                                        191,584,000.00
               Beginning Certificateholders Subordinated Principal Balance                                        5,883,290.08
               Beginning Class A Certificate Balance -- CUSIP                                                   189,611,329.96
               Beginning Class S Certificate Balance (Notional Amount) -- CUSIP                                 189,611,329.96
               Overcollateralization Amount                                                                       1,466,209.65
               Overcollateralization Loan Amount                                                                          0.00

               Ending Pool Balance                                                                              186,565,412.43
               Ending Invested Amount                                                                           191,584,000.00
               Ending Certificateholders Subordinated Principal Balance                                           5,883,290.08
               Certificateholders Subordinated Balance (TSA)                                                      3,910,620.04
               Ending Class A Certificate Balance -- CUSIP                                                      189,611,329.96
               Ending Class S Certificate Balance (Notional Amount) -- CUSIP                                    189,611,329.96

               Additional Balances                                                                                3,807,662.85

               Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                          0
               Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                       0.00
               Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                           0
               Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                        0.00
               Number of all Subsequent Mortgage Loans (Current Date)                                                      147
               Subsequent Mortgage Loan Asset Balance (Current Date)                                              8,912,676.23
               Cumulative Number of all Subsequent Mortgage Loans                                                         2140
               Cumulative Subsequent Mortgage Loan Asset Balance                                                 81,188,821.95

               Beginning Loan Count                                                                                     5,339
               Ending Loan Count                                                                                        5,101

COLLECTION AMOUNTS
   1           Aggregate of All Mortgage Collections (Gross)                                                    14,639,715.57
   2           Total Mortgage Interest Collections (Gross)                                                       1,919,351.36
               Servicing Fees (current collection period)                                                           81,455.67
               Deferred Interest Transfer  (DI)                                                                          0.00
       3a        Mortgage Principal Collections                                                                 12,720,364.21

   3b      Insurance Proceeds                                                                               0.00
   3c      Net Liquidation Proceeds                                                                         0.00
3        Total Mortgage Principal Collections                                                      12,720,364.21
         Aggregate of Transfer Deposits                                                                     0.00
         Investor Loss Amount                                                                          15,499.08
         Aggregate Investor Loss Reduction Amount                                                      15,499.08

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION
         Investor Interest Collections (Gross+DI -Service Fee)*IFAP                                 1,801,130.93
         Investor Principal Collections (zero available until end of funding period)                        0.00
         Transferor Interest Collections                                                               36,764.75
         Transferor Principal Collections                                                                   0.00

DISTRIBUTION AMOUNTS
         Class A Certificate Interest 5.01 (i)                                                        936,467.03
         Unpaid Class A Certificate Interest Shortfall (current cycle) 5.01(i)                              0.00
         Class S Certificate Interest 5.01 (ii)                                                       204,095.53
         Unpaid Class S Certificate Interest Shortfall (current cycle) 5.01 (ii)                            0.00
         Investor Loss Amount 5.01(iii)                                                                15,499.08
         Previous Investor Loss Amount 5.01(iv)                                                             0.00
         Monthly Insurance Premium 5.01(v)                                                             27,756.99
         Credit Enhancer Reimbursement 5.01(vi)                                                             0.00
         Accelerated Principal Distribution Amount 5.01(vii)                                                0.00
         Spread Account Deposit 5.01(viii)                                                            404,180.64
         Trustee Fee 5.01 (ix)                                                                          1,221.84
         Payment to Servicer per Section 7.03 5.01 (x)                                                      0.00
         Deferred Interest 5.01 (xi)                                                                        0.00
         Remaining Amount to Transferor 5.01 (xii)                                                    211,909.83
         Total Certificate Distribution Allocable to Interest                                       1,801,130.93

         Maximum Principal Payment                                                                 12,465,956.93
         Alternative Principal Payment                                                              8,912,701.36
         Guaranteed Principal Distribution Amount (afterTSA= zero)                                          0.00
         Scheduled Principal Collection Payment (Lesser of Max Prin and Alter Prin)                         0.00
         Accelerated Principal Distribution Amount 5.01(vii) / Investor Loss Amount                         0.00
         Total Certificate Distribution Allocable to Principal                                              0.00

         Transferor Interest Collections                                                               36,764.75
         Transferor Interest Collections 5.01 (xii)                                                   211,909.83
         Transferor Principal Collections                                                                   0.00
         Transferor Distribution Amount                                                               248,674.58

LOSSES/RETRANSFERS
         Unpaid Class A Certificate Interest Shortfall Due (From Previous Distributions)                    0.00
         Unpaid Class S Certificate Interest Shortfall Due (From Previous Distributions)                    0.00
         Interest Earned on Shortfall @ applicable Certificate Rate                                         0.00
         Investor Loss Reduction Amount (From Previous Distributions)                                       0.00

DISTRIBUTION TO HOLDERS OF CERTIFICATES (PER CERTIFICATE WITH A $1,000 DENOMINATION)
         Total Class A Certificate Distribution Amount Allocable to Interest                           4.8880231
         Total Class S Certificate Distribution Amount Allocable to Interest                           1.0653057
         Unpaid Certificate Interest Shortfall Included in Current Distribution                        0.0000000
         Unpaid Certificate Interest Shortfall Remaining after Current Distribution (Carryover)        0.0000000

         Total Class A Certificate Distribution Amount Allocable to Principal                          0.0000000
         Scheduled Principal Collections Payment                                                       0.0000000
         Accelerated Principal Distribution Amount                                                     0.0000000

Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                        0.0000000
Investor Loss Reduction Amounts after Current Distribution (carryover)                             0.0000000

Total Amount Distributed to Class A Certificateholder                                              4.8880231
Total Amount Distributed to Class S Certificateholder                                              1.0653057
Total Amount Distributed to Certificateholders                                                     5.9533289

Credit Enhancement Draw Amount                                                                          0.00

     DELINQUENCIES/FORECLOSURES
Number of Mortgages 30 to 59 Days Delinquent                                                              57
Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                              2,020,457.82
Number of Mortgages 60 to 89 Days Delinquent                                                               6
Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                155,716.89
Number of Mortgages 90 to 179 Days Delinquent                                                              5
Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                               242,622.01
Number of Mortgages 180 or more Days Delinquent                                                            3
Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                             235,921.21
Number of Mortgage Loans in Foreclosure                                                                   10
Aggregate Principal Balances of Mortgage Loans in Foreclosure                                     303,956.50

Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                               0.00
Aggregate Trust Balances of any Liquidated Loans in the Current Month                                   0.00

================================================================================================================
Prior Month Ending Balance after Purchase of Subsequent Loans:                                      1,007.17
Current Funding Accout Deposits:                                                                8,912,701.36
Withdrawal for Subsequent Loan Purchase:                                                       (8,912,676.23)
Funding Account Ending Balance:                                                                     1,032.30
Funding Account Earnings:                                                                         332,644.31

Beginning Spread Account Principal Balance: (total cash available to Ambac)                       488,736.55
Spread Account Deposit (this distribution):                                                       404,180.64
Spread Account Withdrawl (this distribution):                                                           0.00
Ending Spread Account Principal Balance: (total cash available to Ambac)                          892,917.19

Total Spread Account:                                                                           6,269,746.88
Net Excess Spead:                                                                                      3.278%
                                                                                                6,269,746.88

Capitalized Interest Account Activity:                                                                  0.00
Capitalized Interest Account Ending Balance:                                                               0


OFFICER'S CERTIFICATE
All Computations reflected in this Servicer Certificate were made in conformity with the Sale and Servicing Agreement.

The Attached Servicing Certificate is true and correct in all material respects.
-------------------------------------------------------------------------------

A Servicing Officer    Debora M. Toso